MORGAN STANLEY                                                      July 8, 1998
Real Estate Debt Capital Markets
Mortgage Capital Market
                           MORGAN STANLEY DEAN WITTER


                                 CMBS New Issue

                             Preliminary Term Sheet

                      Expected Pricing Date: July 15, 1998
                       __________________________________

                                 $1,061,090,000
                                  (Approximate)


                      Commercial Mortgage Acceptance Corp.
                                  as Depositor

                      Morgan Stanley Mortgage Capital Inc.

                 Midland Loan Services, Inc. and PNC Bank, N.A.

                         Residential Funding Corporation
                            as Mortgage Loan Sellers


                           Midland Loan Services, Inc.
                     as Master Servicer and Special Servicer


                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1

                       ___________________________________


MORGAN STANLEY DEAN WITTER            RESIDENTIAL FUNDING SECURITIES CORPORATION
                                  ____________
                                  Selling Agent
                               PNC CAPITAL MARKETS

THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE PROSPECTUS SUPPLEMENT AND PROSPECTUS AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE PROSPECTUS SUPPLEMENT.

                                 $1,061,090,000
                                 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1


-----------------------------------------------------------------------------------------------------------
                                          Rating      Weighted                 Expected Final
                           Subordination  (S&P/       Average     Principal     Distribution    Pass-Through
  Class      Amount(1)        Levels      Moody's)    Life(3)    Window(3)(4)      Date(3)         Rate(5)

---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
   A-1     $ 277,000,000       28.00%     AAA/Aaa        5.43        1-113         12/15/07         [6.19%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
   A-2       581,412,000       28.00      AAA/Aaa        9.64       113-118        05/15/08         [6.40%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
   X       1,192,238,941(2)    ----       AAAr/Aaa       9.51        ----          03/15/23           (7)
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
   B          59,611,000       23.00       AA/Aa2        9.82       118-119        06/15/08         [6.53%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
   C          59,612,000       18.00        A/A2         9.90       119-119        06/15/08         [6.65%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
   D          62,593,000       12.75      BBB/Baa2      10.51       119-141        04/15/10     WAPT-[0.50%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
   E          20,862,000       11.00      BBB-/Baa3     12.08       141-154        05/15/11     WAPT-[0.13%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
  F(6)        53,650,000        6.50       BB+/NR       14.21       154-176        03/15/13         [6.19%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
  G(6)        11,923,000        5.50       BB/NR        14.72       176-178        05/15/13         [6.19%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
  H(6)         8,942,000        4.75       BB-/NR       15.06       178-186        01/15/14         [6.19%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
  J(6)        14,905,000        3.50       B+/NR        16.51       186-210        01/15/16         [6.19%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
  K(6)         8,939,000        2.75       B/NR         18.04       210-223        02/15/17         [6.19%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
  L(6)        11,924,000        1.75       NR/B3        19.11       223-233        12/15/17         [6.19%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
  M(6)         8,940,000        1.00       NR/Caa2      19.58       233-236        03/15/18         [6.19%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------
  N(6)        11,925,941        0.00       NR/NR        21.52       236-296        03/15/23         [6.19%]
---------- --------------- ------------ ----------- ----------- ------------- ---------------- -------------

Notes:   (1) In the case of each such  Class,  subject  to a  permitted variance  of plus or  minus 5%.
         (2) Class X Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time.
         (3) Based on a prepayment speed of 0% CPR and the Maturity Assumptions described in the Prospectus Supplement.
         (4) Principal Window is the period (expressed in terms of months and commencing with the month of the first Distribution Date) during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Maturity Assumptions.
         (5) Other than the Class X, Class D and Class E Certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest except in limited circumstances as described in the Prospectus Supplement. The Pass-Through Rates shown above are for indicative purposes only and will be finalized at time of pricing.
         (6) To be offered privately.
         (7) The Pass-Through Rate on the Class X Certificates on each Distribution Date will equal, in general, the excess, if any, of the Weighted Average Net Mortgage Rate over the Weighted Average Pass Through Rate of the Principal Balance Certificates.


                                 $1,061,090,000
                                  (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1


I.   Issue Characteristics

Issue Type:         Public:  Class X, A-1, A-2, B, C, D and E

                    Private (Rule 144A):  Class F, G, H, J, K, L, M and N

Publicly            $1,061,090,000   monthly  pay,  multi-class  sequential  pay
Offered             commercial   mortgage   REMIC   Pass-Through   Certificates,
Securities:         including  four  fixed-rate  principal and interest  classes
                    (A-1, A-2, B and C), two weighted average pass through principal and interest classes (D and E) and one variable rate interest only class (X).

Other               $131,148,841   monthly  pay,   multi-class   sequential  pay
Certificates:       commercial   mortgage   REMIC   Pass-Through   Certificates,
                    consisting of eight fixed rate principal and interest classes (F, G, H, J, K, L, M and N) all of which will be offered privately.

Collateral:         The  collateral   consists  of  a  $1,192,238,941   pool  of
                    fixed-rate commercial and multifamily Mortgage Loans

Sellers:            Morgan Stanley Mortgage Capital Inc., Midland Loan
                    Services, Inc., PNC Bank, N.A. and Residential Funding Corporation.

Lead Manager:       Morgan Stanley & Co. Incorporated

Co-Manager:         Residential Funding Securities Corporation

Master Servicer:    Midland Loan Services, Inc.

Special Servicer:   Midland Loan Services, Inc.

Trustee/Fiscal      LaSalle National Bank/ABN Amro Bank N.V.
Agent:

Expected Pricing    July 15, 1998
Date:

Expected Closing    July 22, 1998
Date:

Distribution        The 15th of each month (or if such day is not a business
Dates:              day, the next business day),  commencing in August, 1998

Minimum             5,000 for Class A Certificates;  $50,000 for class X, B, C,
Denominations:      D and E Certificates

Settlement Terms:   DTC, Euroclear and Cedel, same day funds, with accrued
                    interest

Legal/Regulatory    Class  A-1,  A-2  and  X  Certificates  are  expected  to be
Status:             eligible  for  exemptive  relief  under  ERISA.  No Class of
                    Certificates   is  SMMEA   eligible.   Risk   Factors:   THE
                    CERTIFICATES  INVOLVE  A  DEGREE  OF  RISK  AND  MAY  NOT BE
                    SUITABLE


Risk Factors:       THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY NOT BE
                    SUITABLE FOR ALL INVESTORS.  SEE THE "RISK FACTORS" SECTION
                    OF THE PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS" SECTION
                    OF THE PROSPECTUS.

                                $1,061,090,000
                                 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1


II. Structure Characteristics


The Certificates (other than the Class X, D and E Certificates) are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class D and E Certificates are weighted average coupon REMIC Pass-Through Certificates. The Class X Certificates are variable rate interest only REMIC Pass-Through Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans other than the Contingent Interest.


                                             Class X(1)
          Class A-1      AAA/Aaa                            $277.0MM
                         [6.19%]

          Class A-2      AAA/Aaa                            $581.4MM
                         [6.40%]

          Class B        AA/Aa2                             $59.6MM
                         [6.53%]

          Class C        A/A2                               $59.6MM
                         [6.65%]

          Class D        BBB/Baa2                           $62.6MM
                         WAPT - [0.50%]

          Class E        BBB-/Baa3                           $20.9MM
                         WAPT - [0.13%]

          Class F        BB+/NR                             $53.7MM
                         [6.19%]

          Class G        BB/NR                              $11.9MM
                         [6.19%]

          Class H        BB-/NR                             $8.9MM
                         [6.19%]

          Class J        B+/NR                              $14.9MM
                         [6.19%]

          Class K        B/NR                               $14.9MM
                         [6.19%]

          Class L        NR/B3                              $11.9MM
                         [6.19%]

          Class M        NR/Caa2                            $8.9MM
                         [6.19%]

          Class N        NR/NR                              $11.9MM
                         [6.19%]

               NR = Not Rated

                         Note:  (1) See footnote 7 on page T-1.

                                $1,061,090,000
                                 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1



Interest             Each Class of Certificates  will be entitled on each
Distributions:       Distribution Date to interest  accrued  at its
                     Pass-Through  Rate  on the  outstanding Certificate
                     Balance or Notional Amount of such Class, as applicable.

Pass-Through Rates:      Class A-1:       [6.19%]
                         Class A-2:       [6.40%]
                         Class B:         [6.53%]
                         Class C:         [6.65%]
                         Class D:         [WAPT - 0.50%]
                         Class E:         [WAPT - 0.13%]
                         Class F:         [6.19%]
                         Class G:         [6.19%]
                         Class H:         [6.19%]
                         Class J:         [6.19%]
                         Class K:         [6.19%]
                         Class L:         [6.19%]
                         Class M:         [6.19%]
                         Class N:         [6.19%]
                         Class X:         See footnote 7 on page T-1.

                    The Pass-Through Rate for each class of Principal Balance Certificates for any Distribution Date will not exceed the Weighted Average Pass-Through ("WAPT") rate for such Distribution Date.

Principal           Principal Principal will be distributed on each Distribution
Distributions:      Date to the most  senior  Class  (i.e.,  the Class  with the earliest  alphabetical/numerical  Class  designation) of the
                    Principal  Balance  Certificates   outstanding,   until  its
                    Certificate  Balance is reduced to zero (sequential  order).
                    If, due to losses, the Certificate Balances of the Class B through Class N Certificates are reduced to zero, payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

Prepayment Premium  Any Prepayment  Premium collected with respect to a Mortgage
Allocation:         Loan  during  any  particular   Collection  Period  will  be
                    distributed on the following  Distribution  Date as follows:
                    The holders of the respective  Classes of Principal  Balance
                    Certificates (other than the Privately Offered Certificates)
                    then  entitled  to   distributions  of  principal  from  the
                    Principal  Distribution  Amount for such Distribution  Date, will be entitled to an aggregate  amount equal to the lesser of (a)  such  Prepayment  Premium  and (b)  such  Prepayment
                    Premium multiplied by a fraction,  the numerator of which is equal  to the  excess,  if  any,  of the  Pass-Through  Rate
                    applicable   to  the  most   senior  of  such   Classes   of
                    Certificates  then  outstanding  (or,  in  the  case  of two
                    Classes of Class A  Certificates,  the

                                $1,061,090,000
                                 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1

                    one with the earlier payment priority), over the relevant Discount Rate (as defined herein), and the denominator of which is equal to the excess, if any, of the Mortgage Rate for the prepaid Mortgage Loan, over the relevant Discount Rate.

                    For purposes of the foregoing, the "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

Credit              Each Class of Certificates  (other than Classes A-1, A-2 and
Enhancement:        X) will be  subordinate to all other Classes with an earlier alphabetical Class designation.

Advancing:          The Master  Servicer,  the Trustee and Fiscal Agent (in that order) will each be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance premiums, but only to the extent that such Advances are deemed recoverable.

Realized Losses Realized Losses and Expense Losses, if any, will be and Expense Losses: allocated to the Class N, Class M, Class L, Class K, Class
                    J,  Class H, Class G, Class F, Class E, Class D, Class C and
                    Class B Certificates, in that order, and then to Classes A-1 and A-2, pro rata,  in each case  reducing  amounts  payable thereto. Any interest shortfall of any Class of Certificates will  result  in  unpaid  interest  for  such  Class  which,
                    together  with  interest  thereon   compounded   monthly  at
                    one-twelfth the applicable Pass-Through Rate for such Class, will be payable in subsequent periods, subject to available funds.

Prepayment Interest For any  Distribution  Date,  any Net  Aggregate  Prepayment
Shortfalls:         Interest  Shortfall  not offset by the Master  Servicing Fee
                    (but not to exceed 0.029% per loan), will be allocated to the Certificates pro rata, in each case reducing interest otherwise payable thereon. Any interest shortfall of any Class of Certificates will result in unpaid interest for such Class which, together with interest thereon compounded monthly at one-twelfth the applicable Pass-Through Rate for such Class, will be payable in subsequent periods, subject to available funds.

Appraisal           An  appraisal  reduction  generally  will be  created in the
Reductions:         amount,  if  any,  by  which  the  Principal  Balance  of  a
                    Specially Serviced Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property. The Appraisal
                    Reduction Amount will reduce proportionately the amount of P&I Advances for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificate outstanding.

                                $1,061,090,000
                                 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1

                    An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months.

Operating  Adviser: The  Operating  Adviser,  which  may  be  appointed  by  the
                    Controlling Class, will have the right to be notified by the Special Servicer with respect to certain actions regarding Specially Serviced Mortgage Loans. Examples include the right to make certain modifications, foreclose, sell, bring an REO Property into environmental compliance or accept substitute or additional collateral. In addition, subject to satisfaction of certain conditions, the Operating Adviser will have the right to direct the Trustee to remove the Special Servicer and appoint a successor Special Servicer that must be acceptable to each Rating Agency.

Controlling Class:  The  Controlling  Class will generally be the holder of more than 50% of the aggregate Certificate Balance most subordinate Class of Certificates outstanding at any time (or if the aggregate Certificate Balance of such class of Certificates is less than 25% of original aggregate Certificate Balance of the initial Certificate Balance of such Class, the next most subordinate Class of Principal Balance Certificates).

Special Servicer:   In general, the Special Servicer has the right to modify the terms of a Specially Serviced Mortgage Loan if it determines that such modification would increase the net present value of the proceeds to the Trust, provided that the Special
                    Servicer generally may not extend the maturity date of a Mortgage Loan beyond two years prior to the Rated Final
                    Distribution Date.

Optional            The Depositor,  then the Master  Servicer,  then the Special
Termination:        Servicer,  then majority  holders of the Controlling  Class, and then the  holder of a majority  of the R-I  Certificates will have the option to purchase,  in whole but not in part,
                    the   remaining   assets  of  the  Trust  on  or  after  the
                    Distribution Date on which the aggregate Certificate Balance of all Classes of Certificates then outstanding is less than or equal to 1% of the Initial Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate Stated Principal Balance of the Mortgage Loans, plus accrued and unpaid interest and unreimbursed Advances.

                                $1,061,090,000
                                 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1

Reports to          The   Trustee    will    prepare    and   deliver    monthly
Certificateholders: Certificateholder Reports. The Special Servicer will prepare and deliver to the Trustee a monthly Special Servicer Report summarizing the status of each Specially Serviced Mortgage
                    Loan. The Master Servicer and the Special Servicer will prepare and deliver to the Trustee an annual report setting forth, among other things, the debt service coverage ratios for each Mortgage Loan, as available. Each of the reports will be available to the Certificateholders. A report containing information regarding the Mortgage Loans will be available electronically.

III. Originators   Morgan Stanley Mortgage Capital Inc.

                   The Mortgage Pool includes 142 Mortgage Loans, representing approximately 49.1% of the Initial Pool Balance, either acquired or originated by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC"). MSMC is a subsidiary of Morgan Stanley & Co. Incorporated that was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                   Midland Loan Services,  Inc. and PNC Bank, N.A.

                   The Mortgage Pool includes 109 Mortgage Loans, representing approximately 32.7% of the Initial Pool Balance, either acquired or originated by or on behalf of Midland Loan Services, Inc. ("Midland") or by PNC Bank National Association ("PNC"). Of the above 109 Mortgage Loans, PNC originated 41 with an aggregate principal balance of $201,300,000. In addition, Midland has originated 63 with an aggregate principal balance of $183,125,300, and Midland purchased five with an aggregate principal balance of $7,395,000

                   On April 3, 1998, Midland Loan Services, L.P. was acquired by Midland Loan Services, Inc., a newly formed, wholly owned subsidiary of PNC.

                   Residential Funding Corporation

                   The Mortgage Pool includes 71 Mortgage Loans, representing approximately 18.2% of the Initial Pool Balance, either acquired or originated by or on behalf of Residential Funding Corporation ("RFC"). RFC is a direct wholly owned subsidiary of GMAC Mortgage Group, Inc. RFC Commercial is a division of RFC which originates and acquires loans secured by mortgages on commercial and multifamily real estate. Residential Funding Securities Corporation is an affiliate of RFC.

                              $1,061,090,000
                                 (Approximate)
                      Commercial Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1


IV. Collateral Description

    Summary: The Mortgage Pool consists of a $1,192,238,941 pool of 322 fixed-rate mortgage loans secured by first liens (with the exception of one mortgage loan representing 0.27% of the Initial Pool Balance which is secured by a second lien) on commercial and multifamily properties located throughout 40 states. As of the Cut-Off Date, the Mortgage Loans have a weighted average mortgage rate of 7.454% and a weighted average remaining term to maturity of 132 months. See the Description of the Mortgage Pool and the Appendices to the Prospectus Supplement for more detailed collateral information.

                                 $1,061,090,000
                                  (Approximate)
                      Commercial Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C1

                                Property Summary

-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
                                                                            Weighted    Weighted
                                                                             Average    Average
                                     Aggregate     Initial      Weighted    Remaining     Debt     Weighted
                                     Balance as     Pool         Average      Term to   Service    Average
                           Number    of Cut-Off    Balance      Mortgage     Maturity   Coverage   Loan to
      Property Type         of        Date ($)    as of Cut      Rate (%)     (mos)     Ratio (x)  Value (%)
                           Loans                 -Off Date(%)
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
Retail                        94    376,669,668      31.59      7.652        142          1.41       69.6
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
Multifamily                  108    347,435,764      29.14      7.144        127          1.44       72.9
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
Office                        36    144,524,262      12.12      7.579        117          1.35       68.7
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
Hospitality                   26    106,277,181       8.91      7.805        125          1.51       65.5
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
Industrial                    25     84,397,329       7.08      7.541        140          1.38       70.7
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
Mixed Use                      2     55,404,718       4.65      7.110        132          1.31       75.9
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
Mobile Home Park              15     36,283,197       3.04      7.190        116          1.39       69.7
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
Self Storage                  12     24,188,932       2.03      7.375        148          1.59       64.4
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
Garage                         2     10,310,409       0.86      7.214        117          1.50       74.9
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
Nursing Home/Assisted          2      6,747,481       0.57      7.966        214          2.37       45.0
Living
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------
Total:                       322    $1,192,238,941  100.0%      7.454%       132          1.42x      70.3%
-------------------------- -------- ------------- ----------- ----------- ------------ ---------- ----------


                            GEOGRAPHIC DISTRIBUTION


                                                   Percent by
                                                    Aggregate
                                                  Cut-Off Date
                    State                          Balance (%)
                    -----                         ------------

                    California                         22.89
                    Pennsylvania                        7.42
                    New Jersey                          5.50
                    Texas                               5.08
                    North Carolina                      4.81
                    Florida                             4.28
                    Illinois                            4.21
                    Ohio                                3.76
                    Massachusetts                       3.57
                    Georgia                             3.38
                    Arizona                             2.91
                    Washington                          2.73
                    Kentucky                            2.35
                    Colorado                            2.26
                    Oregon                              2.19
                    New York                            2.10
                    West Virginia                       2.00
                    Louisiana                           1.88
                    Missouri                            1.85
                    Indiana                             1.80
                    Oklahoma                            1.72
                    Nevada                              1.48
                    Maryland                            1.38
                    Michigan                            1.31
                    New Hampshire                       1.10
                    Mississippi                         0.90
                    Tennessee                           0.78
                    Virginia                            0.58
                    Iowa                                0.53
                    Nebraska                            0.43
                    Connecticut                         0.42
                    South Carolina                      0.42
                    Kansas                              0.41
                    New Mexico                          0.34
                    Utah                                0.34
                    Maine                               0.28
                    Minnesota                           0.27
                    Idaho                               0.15
                    Rhode Island                        0.13
                    Vermont                             0.10